Exhibit 10.3

Execution Version

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT OF

GOHEALTH HOLDINGS, LLC

This Amendment No. 2 to the Second Amended and Restated Limited Liability Company Agreement of GoHealth Holdings, LLC (including the exhibits hereto, this “Amendment”) is effective as of September 23, 2022. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the respective meanings assigned to them in the Second Amended and Restated Limited Liability Company Agreement of GoHealth Holdings, LLC, dated July 15, 2020 (as amended, together with all schedules, exhibits and annexes thereto, the “LLC Agreement”).

WHEREAS, the Company and its Members previously entered into the LLC Agreement on July 15, 2020;

WHEREAS, the Corporation now intends to issue and sell 50,000 shares of its newly designated Series A Convertible Perpetual Preferred Stock, par value $0.0001 per share (the “Series A Convertible Preferred Stock”), to Elevance Health, Inc., an Indiana corporation (“Elevance”) and/or any affiliate of Elevance that Elevance designates in writing to the Company (Elevance and/or any such affiliates, the “Elevance Parties”), and GH 22 Holdings, Inc., a Delaware corporation (“GH”) and/or any affiliate of GH that GH designates in writing to the Company (GH and/or any such affiliates, the “GH Parties” and, together with the Elevance Parties, the “Purchasers”) in an offering exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof (the “Preferred Stock Offering”);

WHEREAS, the Corporation has reserved for issuance upon conversion of the Series A Convertible Preferred Stock up to 200,000 of its newly designated Series A-1 Convertible Non-Voting Perpetual Preferred Stock, par value $0.0001 per share (the “Series A-1 Convertible Preferred Stock”)

WHEREAS, the Corporation has reserved for issuance such number of shares of Class A Common Stock as shall from time to time be issuable upon the conversion of the Series A Convertible Preferred Stock and Series A-1 Convertible Preferred Stock then outstanding; and

WHEREAS, in connection with the Preferred Stock Offering, and pursuant to the terms of the LLC Agreement, the Company, the Corporation and the holders of a majority of the Common Units then outstanding (excluding all Common Units held directly or indirectly by the Corporation) desire to amend the LLC Agreement to (i) designate a new series of preferred units titled “Series A Convertible Preferred Units,” with terms in the aggregate substantially economically equivalent to the Series A Convertible Preferred Stock, (ii) to designate a new series of preferred units titled “Series A-1 Convertible Preferred Units,” with terms in the aggregate substantially economically equivalent to the Series A-1 Convertible Preferred Stock and (iii) to make other clarifying changes as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Amendment, and of other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Amendments of the LLC Agreement.

(a) Article I of the LLC Agreement is hereby amended by replacing the definition of “Percentage Interests” with the following:

““Percentage Interests” means, with respect to a Member at a particular time, such Member’s percentage interest in the Company determined by dividing such Member’s Common Units and Series A-1 Common Unit Equivalents by the total Common Units and Series A-1 Common Unit Equivalents of all Members at such time. The Percentage Interest of each Member shall be calculated to the 4th decimal place. For the avoidance of doubt, the Percentage Interest of each Member shall not take into account any Series A Convertible Preferred Units held by such Member.”

(b) Article I of the LLC Agreement is hereby amended by inserting the following in alphabetical order:

““Series A-1 Common Unit Equivalents” means a number of Common Units equal to 1,000 times (as may be adjusted by the Manager) the number of Series A-1 Convertible Preferred Units.

“Series A Convertible Preferred Stock” means the Series A Convertible Perpetual Preferred Stock, par value $0.0001 per share, of the Corporation.

“Series A-1 Convertible Preferred Stock” means the Series A-1 Convertible Non-Voting Perpetual Preferred Stock, par value $0.0001 per share, of the Corporation.”

(c) Section 3.02(b) of the LLC Agreement is hereby amended and restated in its entirety as follows:

“Subject to Section 3.04(a), the Manager may (i) issue additional Common Units at any time in its sole discretion and (ii) create one or more classes or series of Units or preferred Units solely to the extent such new class or series of Units or preferred Units are substantially economically equivalent to a class of common or other stock of the Corporation or class or series of preferred stock of the Corporation, respectively; provided, that as long as there are any Members (other than the Corporation and its Subsidiaries) (i) no such new class or series of Units may deprive such Members of, or dilute or reduce, the allocations and distributions they would have received, and the other rights and benefits to which they would have been entitled, in respect of their Units if such new class or series of Units had not been created and (ii) no such new class or series of Units may be issued, in each case, except to the extent (and solely to the extent) the Company actually receives cash in an aggregate amount, or other property with a Fair Market Value in an aggregate amount, equal to the aggregate distributions that would be made in respect of such new class or series of Units if the Company were liquidated immediately after the issuance of such new class or series of Units; provided that the foregoing proviso shall not apply to the Series A Convertible Preferred Units and the Series A-1 Convertible Preferred Units.”

(d) Section 4.01(b)(ii) of the LLC Agreement is hereby amended and restated in its entirety as follows:

“To the extent a Member who holds Common Units or Series A-1 Convertible Preferred Units otherwise would be entitled, as a result of such units, to receive less than its Percentage Interest of the aggregate amount of Tax Distributions pursuant to this Section 4.01(b) on any given date to which Members who hold Common Units or Series A-1 Convertible Preferred Units are entitled, as result of holding such units, the Tax Distribution to such Member shall be increased to ensure that all Tax Distributions made to Members, as a result of holding Common Units or Series A-1 Convertible Preferred Units, pursuant to this Section 4.01(b) are made pro rata in accordance with such Member’s respective Percentage Interests. If, on a Tax Distribution Date, there are insufficient funds on hand to distribute to the Members the full amount of the Tax Distributions to which such Members are otherwise entitled, Tax Distributions pursuant to this Section 4.01(b) shall be made to the Members to the extent of available funds in the following order of priority: (A) first, to the Corporation in such amounts as the Manager reasonably determines is necessary to enable the Corporation to timely satisfy all of its unpaid U.S. federal, state and local and non-U.S. tax liabilities (taking into account any excess cash from Tax Distributions previously made to the Corporation pursuant to this Agreement that is then-available to the Corporation); and (B) thereafter to Members other than the Corporation pro rata in accordance with their relative Assumed Tax Liabilities. For the avoidance of doubt, Tax Distributions shall not be treated as an advance of, and shall not reduce, any Distributions made to any Member pursuant to Section 4.01(a), Article XIV or the GoHealth Holdings, LLC Certificate of Designations Series A Convertible Preferred Units dated September 23, 2022, but shall be taken into account in computing the Assumed Tax Liability of, and the Tax Distributions paid to, each Member under this Agreement.”

(e) Section 5.02 of the LLC Agreement is hereby amended and restated in its entirety as follows:

“Except as otherwise provided in this Agreement, Net Profits, and Net Losses (including, to the extent necessary with respect to the Series A Convertible Preferred Units, gross items of income, gain or loss) shall be allocated among the Members in a manner such that, after giving effect to the Regulatory Allocations in Section 5.03, the Capital Account of each Member, immediately after making such allocation, is, as nearly as possible, equal proportionately to (i) the distributions that would be made to such Member pursuant to Section 14.02(d) if the Company were dissolved, its affairs wound up, and its assets sold for cash equal to their Book Value, all Company liabilities were satisfied (limited, with respect any nonrecourse liabilities, to the value reflected in the Members’ Capital Accounts for the assets securing such nonrecourse liabilities) and the net assets of the Company were distributed in accordance with Section 14.02(d) to the Members immediately after making such allocation, provided, however, that for any allocation year in which Section 6(a)(ii) of the GoHealth Holdings, LLC Certificate of Designations Series A Convertible Preferred Units dated September 23, 2022 is not actually applicable, then the calculation under this Section 5.02 shall be made without regard to such Section 6(a)(ii), minus (ii) such Member’s share of Minimum Gain and partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(3)), computed immediately prior to the hypothetical sale of assets; provided that any such allocation pursuant to this Section 5.02 shall assume that any Common Units which are subject to vesting conditions in accordance with any applicable equity plan or individual award agreement are fully vested.”

(f) Section 5.04(a) of the LLC Agreement is hereby amended and restated in its entirety as follows:

“It is intended that the conversion right applicable to the Series A Preferred Units will be treated as a noncompensatory option within the meaning of Regulations Section 1.721-2(f). Consistent with such intention, the Company shall comply with the allocation provisions set forth in Regulations Sections 1.704-1(b)(2)(iv)(s) and 1.704-1(b)(4)(x) (including making any required “corrective” allocations in accordance with those Treasury Regulations).”

2. Designation and Issuance of Series A Convertible Preferred Units. Pursuant to Sections 3.02 and 3.04 of the LLC Agreement, as amended pursuant to this Amendment, and notwithstanding anything in the LLC Agreement to the contrary, the Company hereby designates and creates a series of preferred units of the Company titled the “Series A Convertible Preferred Units” (the “Series A Convertible Preferred Units”), having such powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions as set forth in Exhibit A to this Amendment and is authorized to issue such Series A Convertible Preferred Units to the Corporation. In the event of any conflict between the terms of the Series A Convertible Preferred Units set forth in this Amendment and the terms of the LLC Agreement, the terms of the Series A Convertible Preferred Units set forth in this Amendment shall govern.

3. Designation and Issuance of Series A-1 Convertible Preferred Units. Pursuant to Sections 3.02 and 3.04 of the LLC Agreement, as amended pursuant to this Amendment, and notwithstanding anything in the LLC Agreement to the contrary, the Company hereby designates and creates a series of preferred units of the Company titled the “Series A-1 Convertible Preferred Units” (the “Series A-1 Convertible Preferred Units”), having such powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions as set forth in Exhibit B to this Amendment and is authorized to issue such Series A-1 Convertible Preferred Units to the Corporation from time to time upon conversion of the Series A Convertible Preferred Units. In the event of any conflict between the terms of the Series A-1 Convertible Preferred Units set forth in this Amendment and the terms of the LLC Agreement, the terms of the Series A-1 Convertible Preferred Units set forth in this Amendment shall govern.

4. Contribution and Expense Reimbursement. In connection with the Preferred Stock Offering, the Corporation shall be deemed to contribute the gross amount of proceeds received by the Corporation from the Preferred Stock Offering to the Company as a Capital Contribution in exchange for the issuance of Series A-1 Convertible Preferred Units to the Corporation and the Company shall be deemed to have reimbursed the Corporation for its expenses associated with the Preferred Stock Offering.

5. No Other Amendments. Other than as specifically set forth in this Amendment, the LLC Agreement shall continue in full force and effect in accordance with its terms.

6. Binding Effect; Intended Beneficiaries. This Amendment shall be binding upon and inure to the benefit of the Members and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

7. Counterparts. This Amendment may be executed in separate counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

8. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any suit, dispute, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Amendment shall be heard in the state or federal courts of the State of Delaware, and the parties hereby consent to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein.

9. Severability. Whenever possible, each provision of this Amendment will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Amendment is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Amendment will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

10. Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking such actions as may be reasonably necessary or appropriate to achieve the purposes of this Amendment.

11. Delivery by Electronic Transmission. This Amendment and any signed agreement or instrument entered into in connection with this Amendment or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of an electronic transmission, including by a facsimile machine or via email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. Promptly upon the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of electronic transmission by a facsimile machine or via email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense.

12. Descriptive Headings; Interpretation. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a substantive part of this Amendment. The words “hereof,” “herein” and “hereunder” and words of like import used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment. Whenever required by the context, any pronoun used in this Amendment shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Amendment shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof, and shall include all schedules, exhibits and annexes to such agreement, document or instrument. References to the Preamble, Recitals, Articles and Sections are to the Preamble, Recitals, Articles and Sections of this Amendment unless otherwise specified. The use of the words “or,” “either” and “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment. Wherever a conflict exists between this Amendment and any other agreement, this Amendment shall control but solely to the extent of such Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Manager and the Members listed below executed this Amendment No. 2 to Second Amended and Restated Limited Liability Company Agreement effective as of the date first above written.

MANAGER:

GOHEALTH, INC.

By:	/s/ Vijay Kotte
Name: Vijay Kotte
Title: Chief Executive Officer

MEMBERS:

BLIZZARD AGGREGATOR, LLC

By: CCP III Cayman GP Ltd.
Its: Manager

By:	/s/ Jeremy W. Gelber
Name: Jeremy W. Gelber
Title: Authorized Signatory

NVX HOLDINGS, INC.

By:	/s/ Brandon Cruz
Name: Brandon Cruz
Title: President

BLIZZARD MANAGEMENT FEEDER, LLC

By:	/s/ Brandon Cruz
Name: Brandon Cruz
Title: Manager

[Signature Page – Amendment No. 2 to Second Amended and Restated Limited Liability Company Agreement]

Exhibit A

GOHEALTH HOLDINGS, LLC

CERTIFICATE OF DESIGNATIONS

SERIES A CONVERTIBLE PREFERRED UNITS

GOHEALTH HOLDINGS, LLC

CERTIFICATE OF DESIGNATIONS

SERIES A CONVERTIBLE PREFERRED UNITS

September 23, 2022

SECTION 1. Definitions.

“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Cash Dividend” has the meaning set forth in Section 5(c).

“Certificate of Designations” means this Certificate of Designations, as the same may be amended, supplemented or restated from time to time.

“Class A Common Stock” means the Class A common stock, $0.0001 par value per share, of the Corporation.

“Common Stock Change Event” means the occurrence of any: (i) reclassification, statutory exchange, merger, consolidation or other similar business combination of the Corporation with or into another Person, in each case, pursuant to which at least a majority of the Class A Common Stock is changed or converted into, or exchanged for, cash, securities or other property of the Corporation or another Person; (ii) any sale, transfer, lease or conveyance to another Person of all or a majority of the property and assets of the Corporation, in each case pursuant to which the Class A Common Stock is converted into cash, securities or other property; or (iii) any statutory exchange of securities of the Corporation with another Person (other than in connection with a merger or acquisition) or reclassification, recapitalization or reorganization of the Class A Common Stock into other securities.

“Common Units” has the meaning set forth in the LLC Agreement.

“Company” means GoHealth Holdings, LLC, a Delaware limited liability company.

“Compounded Dividends” has the meaning set forth in Section 5(c).

“Conversion Consideration” means, with respect to the conversion of any Series A Convertible Preferred Stock upon a Series A Convertible Preferred Stock Conversion Event, the type and amount of consideration payable to settle such conversion in accordance with the Series A Convertible Preferred Stock Certificate of Designations.

“Conversion Date” has the meaning, with respect to the Optional Conversion of any Series A Convertible Preferred Stock, assigned in the Series A Convertible Preferred Stock Certificate of Designations.

“Corporation” means GoHealth, Inc., a Delaware corporation.

“Dividends” has the meaning set forth in Section 5(a).

“Distribution Junior Units” means any class or series of Units whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Series A Convertible Preferred Units with respect to the payment of distributions (without regard to whether or not distributions accumulate cumulatively). Distribution Junior Units includes the Common Units and the Series A-1 Convertible Preferred Units.

“Distribution Parity Units” means any class or series of Units (other than the Series A Convertible Preferred Units) whose terms expressly provide that such class or series will rank equally with the Series A Convertible Preferred Units with respect to the payment of distributions (without regard to whether or not distributions accumulate cumulatively).

“Distribution Senior Units” means any class or series of Units whose terms expressly provide that such class or series will rank senior to the Series A Convertible Preferred Units with respect to the payment of distributions (without regard to whether or not distributions accumulate cumulatively).

“Dividend Payment Date” means March 31, June 30, September 30 and December 31 of each year; provided that if any such Dividend Payment Date is not a Business Day, then the applicable Dividend shall be payable on the next Business Day immediately following such Dividend Payment Date, without any interest.

“Dividend Payment Period” means in respect of any Series A Convertible Preferred Unit the period from and including the Issuance Date of such Series A Convertible Preferred Unit to but excluding the first Dividend Payment Date and, subsequently, in each case the period from and including any Dividend Payment Date to but excluding the next Dividend Payment Date.

“Dividend Rate” means 7.00%.

“Dividend Record Date” has the meaning set forth in Section 5(d).

“Full Dividend Payment Period” has the meaning set forth above.

“Implied Quarterly Dividend Amount” means, with respect to any Series A Convertible Preferred Unit, as of any date, the product of (i) the Liquidation Preference of such Series A Convertible Preferred Unit (for the avoidance of doubt, reflecting increases in the amount of any Compounded Dividends on such Series A Convertible Preferred Unit) on the applicable date of determination multiplied by (ii) one fourth of the Dividend Rate applicable on such date.

“Issuance Date” means, with respect to any Series A Convertible Preferred Unit, the date of issuance of such Series A Convertible Preferred Unit.

“Liquidation Junior Units” means any class or series of Units whose terms do not expressly provide that such class or series will rank senior to, or equally with, the Series A Convertible Preferred Units with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. Liquidation Junior Units includes the Common Units and the Series A-1 Convertible Preferred Units.

“Liquidation Parity Units” means any class or series of Units (other than the Series A Convertible Preferred Units) whose terms expressly provide that such class or series will rank equally with the Series A Convertible Preferred Units with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up.

“Liquidation Preference” means, with respect to the Series A Convertible Preferred Units, an amount per Series A Convertible Preferred Unit equal to $1,000, as shall be increased for any Compounded Dividends, from time to time, and which shall equal the Series A Convertible Preferred Stock Liquidation Preference.

“Liquidation Senior Units” means any class or series of Units whose terms expressly provide that such class or series will rank senior to the Series A Convertible Preferred Units with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up.

“LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Company, dated July 15, 2020, by and among the Company and the members thereto, as the same may be further amended, supplemented or restated.

“Manager” has the meaning set forth in the LLC Agreement.

“Optional Conversion” means the conversion of any Series A Convertible Preferred Stock other than a Mandatory Conversion (as defined in the Series A Convertible Preferred Stock Certificate of Designations).

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Certificate of Designations.

“Record Date” means, with respect to any distribution on, or issuance to holders of, Series A Convertible Preferred Units, Series A-1 Convertible Preferred Units or Common Units, the date fixed (whether by law, contract or the Manager or otherwise) to determine such holders or the holders of Series A-1 Convertible Preferred Units or Common Units, as applicable, that are entitled to such distribution or issuance.

“Series A Convertible Preferred Stock” means Series A Convertible Perpetual Preferred Stock, par value $0.0001 per share, of the Corporation.

“Series A Convertible Preferred Stock Certificate of Designations” means the Certificate of Designations establishing the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series A Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on September 23, 2022, as the same may be amended, supplemented or restated from time to time.

“Series A Convertible Preferred Stock Conversion Event” means an Optional Conversion or the conversion of any Series A Convertible Preferred Stock pursuant to a Mandatory Conversion, as such term is defined in the Series A Convertible Preferred Stock Certificate of Designations.

“Series A Convertible Preferred Stock Liquidation Preference” means the Liquidation Preference, as defined in the Series A Convertible Preferred Stock Certificate of Designations, per share of Series A Convertible Preferred Stock.

“Series A Convertible Preferred Stock Accrued Dividends” means Accrued Dividends as defined in the Series A Convertible Preferred Stock Certificate of Designations.

“Series A-1 Convertible Preferred Stock” means the Series A-1 Convertible Non-Voting Perpetual Preferred Stock, par value $0.0001 per share, of the Corporation.

“Series A-1 Convertible Preferred Unit Certificate of Designations” means the Certificate of Designations establishing the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series A-1 Convertible Preferred Units dated September 23, 2022, as the same may be amended, supplemented or restated from time to time.

“Series A-1 Convertible Preferred Units” means the series of preferred units of the Company titled the “Series A-1 Convertible Preferred Units” pursuant to the Series A-1 Convertible Preferred Unit Certificate of Designations.

“Units” has the meaning set forth in the LLC Agreement.

SECTION 2. Rules of Construction.

(a) Generally. For purposes of this Certificate of Designations:

(i) “or” is not exclusive;

(ii) “including” means “including without limitation”;

(iii) “will” expresses a command;

(iv) the “average” of a set of numerical values refers to the arithmetic average of such numerical values;

(v) a merger involving, or a transfer of assets by, a limited liability company, limited partnership or trust will be deemed to include any division of or by, or an allocation of assets to a series of, such limited liability company, limited partnership or trust, or any unwinding of any such division or allocation;

(vi) words in the singular include the plural and in the plural include the singular, unless the context requires otherwise;

(vii) “herein,” “hereof” and other words of similar import refer to this Certificate of Designations as a whole and not to any particular Section or other subdivision of this Certificate of Designations, unless the context requires otherwise; and

(viii) references to currency mean the lawful currency of the United States of America, unless the context requires otherwise.

(b) Intent with Regard to Series A Convertible Preferred Stock. This Certificate of Designations and the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series A Convertible Preferred Units contained herein are intended to match, as closely as possible, the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series A Convertible Preferred Stock set forth in the Series A Convertible Preferred Stock Certificate of Designations, and the number of Series A Convertible Preferred Units outstanding is intended to equal, at all times, the number of shares of Series A Convertible Preferred Stock then outstanding. The provisions of this Certificate of Designations will be interpreted consistently with such intent. In furtherance of the foregoing, (i) the Manager may amend this Certificate of Designations in its sole discretion to the extent necessary to cause the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series A Convertible Preferred Units to match, as closely as possible, the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series A Convertible Preferred Stock, including any revisions necessary in connection with any changes, modifications or alterations to the Series A Convertible Preferred Stock Certificate of Designations or to reflect any necessary changes in connection with a Common Stock Change Event, (ii) notwithstanding anything to the contrary herein, no distribution pursuant to Section 5 or Section 6 will be declared or paid, and no redemption, repurchase or conversion pursuant to Section 7 or Section 8, will be effected unless (A) the Series A Convertible Preferred Stock Certificate of Designations requires an equivalent distribution, redemption, repurchase or conversion with respect to the Series A Convertible Preferred Stock and (B) contemporaneously with any such distribution, redemption, repurchase or conversion with respect to the Series A Convertible Preferred Units, the proceeds, securities or other property therefrom are distributed to the holders of the Series A Convertible Preferred Stock in compliance with, and in satisfaction of the obligations of the Corporation in the Series A Convertible Preferred Stock Certificate of Designations.

SECTION 3. The Series A Convertible Preferred Units.

(a) Designation. Pursuant to Sections 3.02 and 3.04 of the LLC Agreement, the Company hereby designates and creates a series of preferred units of the Company titled the “Series A Convertible Preferred Units” (the “Series A Convertible Preferred Units”).

(b) Number of Authorized Units. The total authorized number of Series A Convertible Preferred Units is fifty thousand (50,000); provided, however that the Manager may (i) reduce the total number of authorized Series A Convertible Preferred Units at any time to a number that is not less than the number of Series A Convertible Preferred Units then outstanding and (ii) increase the total number of authorized Series A Convertible Preferred Units solely to the extent necessary to comply with the requirements of Section 3(c).

(c) Correspondence. The Company will undertake all actions, including an issuance, reclassification, distribution, division or recapitalization, with respect to the Series A Convertible Preferred Units, to maintain at all times a one-to-one ratio between the number of Series A Convertible Preferred Units owned by the Corporation and the number of outstanding shares of Series A Convertible Preferred Stock, disregarding, for purposes of maintaining the one-to-one ratio, any shares of Series A Convertible Preferred Stock held by the Corporation in treasury. In the event the Corporation issues, transfers or delivers from treasury stock or repurchases or redeems any shares of Series A Convertible Preferred Stock or any shares of Series A Convertible Preferred Stock are converted into shares of Class A Common Stock or Series A-1 Convertible Preferred Stock, following compliance with the requirements of Section 7 and Section 8, as applicable, the Manager will have the authority to take all actions such that, after giving effect to all such issuances, transfers, deliveries, repurchases, redemptions or conversions, the Corporation holds (in the case of any issuance, transfer or delivery) or ceases to hold (in the case of any repurchase, redemption or conversion) Series A Convertible Preferred Units which (in the good faith determination by the Manager) are in the aggregate substantially equivalent to the shares of Series A Convertible Preferred Stock so issued, transferred, delivered, repurchased, redeemed or converted. The Corporation shall, concurrently with any action taken by the Company pursuant to the requirements of this Section 3(c), contribute the net proceeds (if any) received by the Corporation in respect of the events which gave rise to the Company’s obligation to undertake any action pursuant to the requirements of this Section 3(c) to the equity capital of the Company. The Company will not undertake any subdivision (by any split, distribution, reclassification, recapitalization or similar event) or combination (by reverse split, reclassification, recapitalization or similar event) of the Series A Convertible Preferred Units that is not accompanied by an identical subdivision or combination of Series A Convertible Preferred Stock to maintain at all times a one-to-one ratio between the number of Series A Convertible Preferred Units owned by the Corporation and the number of outstanding shares of Series A Convertible Preferred Stock, unless such action is necessary to maintain at all times a one-to-one ratio between the number of Series A Convertible Preferred Units owned by the Corporation and the number of outstanding shares of Series A Convertible Preferred Stock as contemplated by this Section 3(c).

(d) Status of Retired Units. Subject to Section 3(b), upon any Series A Convertible Preferred Unit ceasing to be outstanding, such Unit will be deemed to be retired and cannot thereafter be reissued as a Series A Convertible Preferred Unit.

(e) Corporation as Only Holder. The Corporation will be the only holder of any right, title or interest in the Series A Convertible Preferred Units and will have all rights under this Certificate of Designations as the owner of such Series A Convertible Preferred Units.

(f) Cancellation. Subject to Section 3(c), the Corporation may at any time deliver Series A Convertible Preferred Units to the Company for cancellation. The Manager will cause the Company to promptly cancel all Series A Convertible Preferred Units so surrendered to the Company.

SECTION 4. Ranking. NOTWITHSTANDING ANYTHING IN THE LLC AGREEMENT TO THE CONTRARY, OTHER THAN WITH RESPECT TO DISTRIBUTIONS PURSUANT TO SECTION 4.01(B) OF THE LLC AGREEMENT, THE SERIES A CONVERTIBLE PREFERRED UNITS WILL RANK (A) SENIOR TO (I) DISTRIBUTION JUNIOR UNITS WITH RESPECT TO THE PAYMENT OF DISTRIBUTIONS; AND (II) LIQUIDATION JUNIOR UNITS WITH RESPECT TO THE DISTRIBUTION OF ASSETS UPON THE COMPANY’S LIQUIDATION, DISSOLUTION OR WINDING UP; (B) EQUALLY WITH (I) DISTRIBUTION PARITY UNITS WITH RESPECT TO THE PAYMENT OF DISTRIBUTIONS; AND (II) LIQUIDATION PARITY UNITS WITH RESPECT TO THE DISTRIBUTION OF ASSETS UPON THE COMPANY’S LIQUIDATION, DISSOLUTION OR WINDING UP; AND (C) JUNIOR TO (I) DISTRIBUTION SENIOR UNITS WITH RESPECT TO THE PAYMENT OF DISTRIBUTIONS; AND (II) LIQUIDATION SENIOR UNITS WITH RESPECT TO THE DISTRIBUTION OF ASSETS UPON THE COMPANY’S LIQUIDATION, DISSOLUTION OR WINDING UP.

SECTION 5. Distributions.

(a) Generally. The holder of the Series A Convertible Preferred Units shall be entitled to receive dividends of the type and in the amount determined as set forth in this Section 5 (such dividends, “Dividends”).

(b) Accrual of Dividends. Dividends on each Series A Convertible Preferred Unit (i) shall accrue on a daily basis from and including the Issuance Date of such Series A Convertible Preferred Unit, whether or not declared and whether or not the Company has assets legally available to make payment thereof, at a rate equal to the Dividend Rate as further specified below and (ii) shall compound or be payable quarterly in arrears, if, as and when authorized and declared by the Manager on each Dividend Payment Date, commencing on the first Dividend Payment Date following the Issuance Date of such Series A Convertible Preferred Unit. The amount of Dividends accruing with respect to any Series A Convertible Preferred Unit for any day, for all purposes under this Certificate of Designations, shall be determined by dividing (x) the Implied Quarterly Dividend Amount as of such day by (y) the actual number of days in the Dividend Payment Period in which such day falls (for the avoidance of doubt, which such number of days shall be counted from and including the Issuance Date or last Dividend Payment Date, as applicable, to but excluding the next Dividend Payment Date); provided that if during any Dividend Payment Period any Compounded Dividends in respect of one or more prior Dividend Payment Periods are paid in cash, then after the date of such payment the amount of Dividends accruing with respect to any Series A Convertible Preferred Unit for any day shall be determined by dividing (x) the Implied Quarterly Dividend Amount as of such day (recalculated to take into account such payment of Compounded Dividends) by (y) the actual number of days in such Dividend Payment Period. The amount of Dividends accrued with respect to any Series A Convertible Preferred Unit for any Dividend Payment Period shall equal the sum of the daily Dividend amounts accrued in accordance with the prior sentence of this Section 5(b) with respect to such Series A Convertible Preferred Unit during such Dividend Payment Period. Notwithstanding the foregoing, for any Series A Convertible Preferred Unit with an Issuance Date that is not a Dividend Payment Date, the amount of Dividends payable with respect to the initial Dividend Payment Period for such Series A Convertible Preferred Unit shall equal the product of (A) a daily accrual equal to product of (x) the Liquidation Preference of such Series A Convertible Preferred Unit multiplied by (y) the quotient of the Dividend Rate divided by 365, multiplied by (B) the number of days from and including such Issuance Date to but excluding the next Dividend Payment Date.

(c) Payment of Dividend. With respect to any Dividend Payment Date, the Company will pay or accrue, to the extent permitted by applicable law, in the Manager’s sole discretion, Dividends on each Series A Convertible Preferred Unit (i) in cash (a “Cash Dividend”), if, as when and to the extent declared by the Manager, (ii) by increasing the amount of Compounded Dividends with respect to such Series A Convertible Preferred Unit or (iii) through a combination of either of the foregoing. With respect to any Dividend Payment Date for which the Company does not for any reason (including because payment of any such Cash Dividends are prohibited by law) pay in cash all Dividends that accrued during the relevant Dividend Payment Period, any such accrued and unpaid Dividends on a Series A Convertible Preferred Unit (“Compounded Dividends”) will (whether or not earned or declared) become part of the Liquidation Preference of such Series A Convertible Preferred Unit as of the applicable Dividend Payment Date. Any Compounded Dividends that remain unpaid as of any determination date shall increase the Liquidation Preference in accordance with the definition of “Liquidation Preference”.

(d) Record Date. The record date for payment of Dividends that are declared and paid on any relevant Dividend Payment Date will be the close of business on the fifteenth (15th) day of the calendar month which contains the relevant Dividend Payment Date (each, a “Dividend Record Date”), and the record date for payment of any Compounded Dividends that were not declared and paid on any relevant Dividend Payment Date will be the close of business on the date that is established by the Manager, which will not be more than forty-five (45) days prior to the date on which such Dividends are paid, in each case whether or not such day is a Business Day.

SECTION 6. Rights Upon Liquidation, Dissolution or Winding Up.

(a) Generally. Notwithstanding anything in the LLC Agreement to the contrary, if the Company liquidates, dissolves or winds up, whether voluntarily or involuntarily, then, subject to the rights of any of the Company’s creditors or holders of any outstanding Liquidation Senior Unit, each Series A Convertible Preferred Unit will entitle the Corporation, as the holder thereof, to receive payment for the greater of the amounts set forth in clause (i) and (ii) below out of the Company’s assets or funds legally available for distribution to the Company’s members, before any such assets or funds are distributed to, or set aside for the benefit of, any Liquidation Junior Unit;

(i) the sum of:

(1)	the Liquidation Preference per Series A Convertible Preferred Unit; and

(2)	all unpaid Series A Convertible Preferred Stock Accrued Dividends that will have accumulated on a share of Series A Convertible Preferred Stock to, but excluding, the date of such payment; and

(ii) the amount the Corporation would have received in respect of the number of Common Units that would be issuable upon conversion of one (1) Series A Convertible Preferred Unit that is converted in connection with an Optional Conversion of one (1) share of Series A Convertible Preferred Stock with a Conversion Date of such conversion occurring immediately prior to the date of such payment.

Upon payment of such amount in full on the outstanding Series A Convertible Preferred Units, the Corporation, as the holder of the Series A Convertible Preferred Units, will have no rights to the Company’s remaining assets or funds, if any. If such assets or funds are insufficient to fully pay such amount on all outstanding shares of Series A Convertible Preferred Units and the corresponding amounts payable in respect of all outstanding Liquidation Parity Units, if any, then, subject to the rights of any of the Company’s creditors or holders of any outstanding Liquidation Senior Units, such assets or funds will be distributed ratably on the Series A Convertible Preferred Units and Liquidation Parity Units in proportion to the full respective distributions to which such Units would otherwise be entitled.

(b) Certain Business Combination Transactions Deemed Not to Be a Liquidation. For purposes of Section 6(a), the Company’s consolidation or combination with, or merger with or into, or the sale, lease or other transfer of all or substantially all of the Company’s assets (other than a sale, lease or other transfer in connection with the Company’s liquidation, dissolution or winding up) to, another Person will not, in itself, constitute the Company’s liquidation, dissolution or winding up, even if, in connection therewith, the Series A Convertible Preferred Units are converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing.

SECTION 7. Repurchase and Redemption.

(a) Generally. Subject to Section 7(b), immediately prior to the time that a share of Series A Convertible Preferred Stock is to be redeemed or repurchased by the Corporation for any reason, the Company will redeem or repurchase, as applicable, an equal number of Series A Convertible Preferred Units for the same type and amount of consideration that is to be paid by the Corporation in satisfaction of the redemption or repurchase of the Series A Convertible Preferred Stock; provided, for the avoidance of doubt, if the Corporation redeems or repurchases such Series A Convertible Preferred Stock in exchange for stock or other securities of the Corporation, the Company will redeem or repurchase such Series A Convertible Preferred Units in exchange for units or other securities of the Company with terms that mirror, as nearly as possible, the terms of such stock or securities of the Corporation, as determined by the Manager in its sole discretion.

(b) Limitations. Notwithstanding anything to the contrary in this Section 7, but subject to Section 11, the rights of the Corporation, as the holder of the Series A Convertible Preferred Units, to receive payment for the repurchase of Series A Convertible Preferred Units pursuant to this Section 7 are subject to limitation to the same extent as applicable to the holders of Series A Convertible Preferred Stock pursuant to Section 9(i) of the Series A Convertible Preferred Stock Certificate of Designations:

SECTION 8. Conversion.

(a) Generally. Each time that shares of Series A Convertible Preferred Stock are converted pursuant to a Series A Convertible Preferred Stock Conversion Event into Class A Common Stock or Series A-1 Convertible Preferred Stock, an equal number of Series A Convertible Preferred Units will automatically convert, without any further action on the part of the Company, the Manager or the Corporation, into the following, and the Company will pay to the Corporation immediately prior to the payment of the Conversion Consideration on such shares of Series A Convertible Preferred Stock converted in such Series A Convertible Preferred Stock Conversion Event:

(i) with respect to any Conversion Consideration consisting of shares of Class A Common Stock, an equal number of Common Units; and

(ii) with respect to any Conversion Consideration consisting of shares of Series A-1 Convertible Preferred Stock, an equal number of Series A-1 Convertible Preferred Units; and

(iii) with respect to any Conversion Consideration other than shares of Class A Common Stock or Series A-1 Convertible Preferred Stock, the same type and amount of such Conversion Consideration; provided, for the avoidance of doubt, if such Conversion Consideration consists of stock (other than Class A Common Stock or Series A-1 Convertible Preferred Stock) or other securities of the Corporation, such Series A Convertible Preferred Units shall be converted into units or other securities of the Company with terms that mirror, as nearly as possible, the terms of such stock or securities of the Corporation, as determined by the Manager in its sole discretion.

SECTION 9. Voting Rights. Except as otherwise required by the Delaware Act, the Series A Convertible Preferred Units shall have no voting rights.

SECTION 10. Status of Common Units and Series A-1 Convertible Preferred Units. Each Common Unit delivered upon conversion of the Series A Convertible Preferred Units will be duly and validly issued, fully paid, non-assessable, free from preemptive rights and free of any lien or adverse claim (except to the extent of any lien or adverse claim created by the action or inaction of the person to whom such Common Unit will be delivered). Each Series A-1 Convertible Preferred Unit delivered upon conversion of the Series A Convertible Preferred Units will be duly and validly issued, fully paid, non-assessable, free from preemptive rights and free of any lien or adverse claim (except to the extent of any lien or adverse claim created by the action or inaction of the person to whom such Series A-1 Convertible Preferred Unit will be delivered).

SECTION 11. Legally Available Funds. Without limiting the rights of the Corporation as holder of the Series A Convertible Preferred Units (including pursuant to Section 6), if the Company does not have sufficient funds legally available to fully pay any cash amount otherwise due on the Series A Convertible Preferred Units, then the Company will pay the deficiency promptly after funds thereafter become legally available therefor.

SECTION 12. No Other Rights. The Series A Convertible Preferred Units will have no rights, preferences or voting powers except as provided in this Certificate of Designations or the LLC Agreement or as required by applicable law.

Exhibit B

GOHEALTH HOLDINGS, LLC

CERTIFICATE OF DESIGNATIONS

SERIES A-1 CONVERTIBLE PREFERRED UNITS

GOHEALTH HOLDINGS, LLC

CERTIFICATE OF DESIGNATIONS

SERIES A-1 CONVERTIBLE PREFERRED UNITS

September 23, 2022

SECTION 1. Definitions.

“Certificate of Designations” means this Certificate of Designations, as the same may be amended, supplemented or restated from time to time.

“Class A Common Stock” means the Class A common stock, $0.0001 par value per share, of the Corporation.

“Common Stock Change Event” means the Corporation entering into any consolidation, merger, combination or other transaction in which the shares of Class A Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property (payable in kind).

“Common Units” has the meaning set forth in the LLC Agreement.

“Company” means GoHealth Holdings, LLC, a Delaware limited liability company.

“Conversion Consideration” means, with respect to the conversion of any Series A-1 Convertible Preferred Stock upon a Series A-1 Convertible Preferred Stock Conversion Event, the type and amount of consideration payable to settle such conversion in accordance with the Series A-1 Convertible Preferred Stock Certificate of Designations.

“Corporation” means GoHealth, Inc., a Delaware corporation.

“LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Company, dated July 15, 2020, by and among the Company and the members thereto, as the same may be further amended, supplemented or restated.

“Manager” has the meaning set forth in the LLC Agreement.

“Parity Units” means the Common Units and any other class or series of Units (other than the Series A-1 Convertible Preferred Units) whose terms expressly provide that such class or series will rank equally with the Series A-1 Convertible Preferred Units with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up.

“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof. Any division or series of a limited liability company, limited partnership or trust will constitute a separate “person” under this Certificate of Designations.

“Senior Units” means any class or series of Units whose terms expressly provide that such class or series will rank senior to the Series A-1 Convertible Preferred Units with respect to the distribution of assets upon the Company’s liquidation, dissolution or winding up. Senior Units includes the Series A Convertible Preferred Units.

“Series A Convertible Preferred Unit Certificate of Designations” means the Certificate of Designations establishing the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series A Convertible Preferred Units dated September 23, 2022, as the same may be amended, supplemented or restated from time to time.

“Series A Convertible Preferred Units” means the series of preferred units of the Company titled the “Series A Convertible Preferred Units” pursuant to the Series A Convertible Preferred Unit Certificate of Designations.

“Series A-1 Convertible Preferred Stock” means the Series A-1 Convertible Non-Voting Perpetual Preferred Stock, par value $0.0001 per share, of the Corporation

“Series A-1 Convertible Preferred Stock Certificate of Designations” means the Certificate of Designations establishing the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series A-1 Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on September 23, 2022, as the same may be amended, supplemented or restated from time to time.

“Series A-1 Convertible Preferred Stock Conversion Event” means the conversion of any Series A-1 Convertible Preferred Stock into shares of Class A Common Stock.

“Series A-1 Convertible Preferred Units” has the meaning sect forth in Section 3(a).

“Units” has the meaning set forth in the LLC Agreement.

SECTION 2. Rules of Construction.

(a) Generally. For purposes of this Certificate of Designations:

(i) “or” is not exclusive;

(ii) “including” means “including without limitation”;

(iii) “will” expresses a command;

(iv) the “average” of a set of numerical values refers to the arithmetic average of such numerical values;

(v) a merger involving, or a transfer of assets by, a limited liability company, limited partnership or trust will be deemed to include any division of or by, or an allocation of assets to a series of, such limited liability company, limited partnership or trust, or any unwinding of any such division or allocation;

(vi) words in the singular include the plural and in the plural include the singular, unless the context requires otherwise;

(vii) “herein,” “hereof” and other words of similar import refer to this Certificate of Designations as a whole and not to any particular Section or other subdivision of this Certificate of Designations, unless the context requires otherwise; and

(viii) references to currency mean the lawful currency of the United States of America, unless the context requires otherwise.

(b) Intent with Regard to Series A-1 Convertible Preferred Stock. This Certificate of Designations and the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series A-1 Convertible Preferred Units contained herein are intended to match, as closely as possible, the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series A-1 Convertible Preferred Stock set forth in the Series A-1 Convertible Preferred Stock Certificate of Designations, and the number of Series A-1 Convertible Preferred Units outstanding is intended to equal, at all times, the number of shares of Series A-1 Convertible Preferred Stock then outstanding. The provisions of this Certificate of Designations will be interpreted consistently with such intent. In furtherance of the foregoing, (i) the Manager may amend this Certificate of Designations in its sole discretion to the extent necessary to cause the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series A-1 Convertible Preferred Units to match, as closely as possible, the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series A-1 Convertible Preferred Stock, including any revisions necessary in connection with any changes, modifications or alterations to the Series A-1 Convertible Preferred Stock Certificate of Designations or to reflect any necessary changes in connection with a Common Stock Change Event, (ii) notwithstanding anything to the contrary herein, no distribution pursuant to Section 5 or Section 6 will be declared or paid, and no redemption, repurchase or conversion pursuant to Section 7 or Section 8, will be effected unless (A) the Series A-1 Convertible Preferred Stock Certificate of Designations requires an equivalent distribution, redemption, repurchase or conversion with respect to the Series A-1 Convertible Preferred Stock and (B) contemporaneously with any such distribution, redemption, repurchase or conversion with respect to the Series A-1 Convertible Preferred Units, the proceeds, securities or other property therefrom are distributed to the holders of the Series A-1 Convertible Preferred Stock in compliance with, and in satisfaction of the obligations of the Corporation in the Series A-1 Convertible Preferred Stock Certificate of Designations.

SECTION 3. The Series A-1 Convertible Preferred Units.

(a) Designation. Pursuant to Sections 3.02 and 3.04 of the LLC Agreement, the Company hereby designates and creates a series of preferred units of the Company titled the “Series A-1 Convertible Preferred Units” (the “Series A-1 Convertible Preferred Units”).

(b) Number of Authorized Units. The total authorized number of Series A-1 Convertible Preferred Units is two hundred thousand (200,000); provided, however that the Manager may (i) reduce the total number of authorized Series A-1 Convertible Preferred Units at any time to a number that is not less than the number of Series A-1 Convertible Preferred Units then outstanding and (ii) increase the total number of authorized Series A-1 Convertible Preferred Units solely to the extent necessary to comply with the requirements of Section 3(c).

(c) Correspondence. The Company will undertake all actions, including an issuance, reclassification, distribution, division or recapitalization, with respect to the Series A-1 Convertible Preferred Units, to maintain at all times a one-to-one ratio between the number of Series A-1 Convertible Preferred Units owned by the Corporation and the number of outstanding shares of Series A-1 Convertible Preferred Stock, disregarding, for purposes of maintaining the one-to-one ratio, any shares of Series A-1 Convertible Preferred Stock held by the Corporation in treasury. In the event the Corporation issues, transfers or delivers from treasury stock or repurchases or redeems any shares of Series A-1 Convertible Preferred Stock or any shares of Series A-1 Convertible Preferred Stock are converted into shares of Class A Common Stock, following compliance with the requirements of Section 7 and Section 8, as applicable, the Manager will have the authority to take all actions such that, after giving effect to all such issuances, transfers, deliveries, repurchases, redemptions or conversions, the Corporation holds (in the case of any issuance, transfer or delivery) or ceases to hold (in the case of any repurchase, redemption or conversion) Series A-1 Convertible Preferred Units which (in the good faith determination by the Manager) are in the aggregate substantially equivalent to the shares of Series A-1 Convertible Preferred Stock so issued, transferred, delivered, repurchased, redeemed or converted. The Corporation shall, concurrently with any action taken by the Company pursuant to the requirements of this Section 3(c), contribute the net proceeds (if any) received by the Corporation in respect of the events which gave rise to the Company’s obligation to undertake any action pursuant to the requirements of this Section 3(c) to the equity capital of the Company. The Company will not undertake any subdivision (by any split, distribution, reclassification, recapitalization or similar event) or combination (by reverse split, reclassification, recapitalization or similar event) of the Series A-1 Convertible Preferred Units that is not accompanied by an identical subdivision or combination of Series A-1 Convertible Preferred Stock to maintain at all times a one-to-one ratio between the number of Series A-1 Convertible Preferred Units owned by the Corporation and the number of outstanding shares of Series A-1 Convertible Preferred Stock, unless such action is necessary to maintain at all times a one-to-one ratio between the number of Series A-1 Convertible Preferred Units owned by the Corporation and the number of outstanding shares of Series A-1 Convertible Preferred Stock as contemplated by this Section 3(c).

(d) Status of Retired Units. Subject to Section 3(b), upon any Series A-1 Convertible Preferred Unit ceasing to be outstanding, such Unit will be deemed to be retired and cannot thereafter be reissued as a Series A-1 Convertible Preferred Unit.

(e) Corporation as Only Holder. The Corporation will be the only holder of any right, title or interest in the Series A-1 Convertible Preferred Units and will have all rights under this Certificate of Designations as the owner of such Series A-1 Convertible Preferred Units.

(f) Cancellation. Subject to Section 3(c), the Corporation may at any time deliver Series A-1 Convertible Preferred Units to the Company for cancellation. The Manager will cause the Company to promptly cancel all Series A-1 Convertible Preferred Units so surrendered to the Company.

SECTION 4. Ranking. NOTWITHSTANDING ANYTHING IN THE LLC AGREEMENT TO THE CONTRARY, OTHER THAN WITH RESPECT TO DISTRIBUTIONS PURSUANT TO SECTION 4.01(B) OF THE LLC AGREEMENT, THE SERIES A-1 CONVERTIBLE PREFERRED UNITS WILL RANK (A) EQUALLY WITH PARITY UNITS WITH RESPECT TO THE DISTRIBUTION OF ASSETS UPON THE COMPANY’S LIQUIDATION, DISSOLUTION OR WINDING UP AND (B) JUNIOR TO SENIOR UNITS WITH RESPECT TO THE DISTRIBUTION OF ASSETS UPON THE COMPANY’S LIQUIDATION, DISSOLUTION OR WINDING UP.

SECTION 5. Dividends.

(a) Dividends. Subject to the prior and superior right of the holders of any preferred units of the Company ranking prior and superior to the Series A-1 Convertible Preferred Units with respect to dividends, each holder of a whole Series A-1 Convertible Preferred Unit shall be entitled to receive when, as and if declared by the Manager out of funds legally available for the purpose, an amount per Series A-1 Convertible Preferred Unit (rounded to the nearest cent) equal to 1,000 (subject to such adjustments as effected upon the Series A-1 Convertible Preferred Stock pursuant to the terms of the Series A-1 Convertible Preferred Stock Certificate of Designations) times the aggregate per Common Unit amount of all cash dividends, and 1,000 (subject to such adjustments as effected upon the Series A-1 Convertible Preferred Stock pursuant to the terms of the Series A-1 Convertible Preferred Stock Certificate of Designations) times the aggregate per Common Unit amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in Common Units or a subdivision of the outstanding Common Units (by reclassification or otherwise), declared on each Common Unit since the first issuance of a Series A-1 Convertible Preferred Unit.

(b) Declaration. The Company shall declare a dividend or distribution on the Series A-1 Convertible Preferred Units as provided in paragraph (a) above concurrently with its declaration of a dividend or distribution on the Common Units (other than a dividend payable in Common Units).

SECTION 6. Rights Upon Liquidation, Dissolution or Winding Up.

(a) Generally. Notwithstanding anything in the LLC Agreement to the contrary, if the Company liquidates, dissolves or winds up, whether voluntarily or involuntarily, then, subject to the rights of any of the Company’s creditors or holders of any outstanding Senior Unit, each Series A-1 Convertible Preferred Unit will entitle the Corporation, as the holder thereof, to receive an aggregate amount per Series A-1 Convertible Preferred Unit equal to 1,000 (subject to such adjustments as effected upon the Series A-1 Convertible Preferred Stock pursuant to the terms of the Series A-1 Convertible Preferred Stock Certificate of Designations) times the aggregate amount to be distributed per Common Unit out of the Company’s assets or funds legally available for distribution to the Company’s members;

(b) Certain Business Combination Transactions Deemed Not to Be a Liquidation. For purposes of Section 6(a), the Company’s consolidation or combination with, or merger with or into, or the sale, lease or other transfer of all or substantially all of the Company’s assets (other than a sale, lease or other transfer in connection with the Company’s liquidation, dissolution or winding up) to, another Person will not, in itself, constitute the Company’s liquidation, dissolution or winding up, even if, in connection therewith, the Series A-1 Convertible Preferred Units are converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing.

SECTION 7. Repurchase and Redemption.

(a) Generally. Immediately prior to the time that a share of Series A-1 Convertible Preferred Stock is to be redeemed or repurchased by the Corporation for any reason, the Company will redeem or repurchase, as applicable, an equal number of Series A-1 Convertible Preferred Units for the same type and amount of consideration that is to be paid by the Corporation in satisfaction of the redemption or repurchase of the Series A-1 Convertible Preferred Stock; provided, for the avoidance of doubt, if the Corporation redeems or repurchases such Series A-1 Convertible Preferred Stock in exchange for stock or other securities of the Corporation, the Company will redeem or repurchase such Series A-1 Convertible Preferred Units in exchange for units or other securities of the Company with terms that mirror, as nearly as possible, the terms of such stock or securities of the Corporation, as determined by the Manager in its sole discretion.

SECTION 8. Conversion.

(a) Generally. Each time that shares of Series A-1 Convertible Preferred Stock are converted pursuant to a Series A-1 Convertible Preferred Stock Conversion Event into Class A Common Stock, an equal number of Series A-1 Convertible Preferred Units will automatically convert, without any further action on the part of the Company, the Manager or the Corporation, into the following, and the Company will pay to the Corporation immediately prior to the payment of the Conversion Consideration on such shares of Series A-1 Convertible Preferred Stock converted in such Series A-1 Convertible Preferred Stock Conversion Event:

(i) with respect to any Conversion Consideration consisting of shares of Class A Common Stock, the number of Common Units based upon a conversion ratio of 1,000 Common Units for each Series A-1 Convertible Preferred Unit (such ratio subject to such adjustments as effected upon the Series A-1 Convertible Preferred Stock pursuant to the terms of the Series A-1 Convertible Preferred Stock Certificate of Designations); and

(ii) with respect to any Conversion Consideration other than shares of Class A Common Stock, the same type and amount of such Conversion Consideration; provided, for the avoidance of doubt, if such Conversion Consideration consists of stock (other than Class A Common Stock) or other securities of the Corporation, such Series A-1 Convertible Preferred Units shall be converted into units or other securities of the Company with terms that mirror, as nearly as possible, the terms of such stock or securities of the Corporation, as determined by the Manager in its sole discretion.

SECTION 9. Voting Rights. Except as otherwise required by the Delaware Act, the Series A-1 Convertible Preferred Units shall have no voting rights.

SECTION 10. Status of Common Units. Each Common Unit delivered upon conversion of the Series A-1 Convertible Preferred Units will be duly and validly issued, fully paid, non-assessable, free from preemptive rights and free of any lien or adverse claim (except to the extent of any lien or adverse claim created by the action or inaction of the person to whom such Common Unit will be delivered).

SECTION 11. Legally Available Funds. Without limiting the rights of the Corporation as holder of the Series A-1 Convertible Preferred Units (including pursuant to Section 6), if the Company does not have sufficient funds legally available to fully pay any cash amount otherwise due on the Series A-1 Convertible Preferred Units, then the Company will pay the deficiency promptly after funds thereafter become legally available therefor.

SECTION 12. No Other Rights. The Series A-1 Convertible Preferred Units will have no rights, preferences or voting powers except as provided in this Certificate of Designations or the LLC Agreement or as required by applicable law.